Exhibit 99.2

FORM OF AMENDMENT

TO

EXECUTIVE SEVERANCE AGREEMENT

AMENDMENT, dated as of November 16, 2004 (this “Amendment”), to the Executive Severance Agreement (the “Severance Agreement”) dated as of February 3, 1999 between Hexcel Corporation (the “Company”) and [Executive] (the “Executive”).

WHEREAS, the parties hereto desire to amend the Executive Severance Agreement as provided herein.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

1.                                       The Severance Agreement is hereby amended by deleting Sections 4(a), 4(b), 4(g) and 6 in their entirety and inserting in lieu thereof new Sections 4(a), 4(b), 4(g) and 6 as indicated on Exhibit A attached hereto.

2.                                       Except as expressly modified herein, all terms and provisions of the Employment Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed.

3.                                       No change, modification or waiver of any provision of this Amendment shall be valid unless the same is in writing and signed by the parties hereto.

4.                                       This Amendment shall be governed by, and construed in accordance with, the laws of the State of Connecticut, without regard to its conflict of law rules.

5.                                       This Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first written above.

HEXCEL CORPORATION

[Executive]	Name:
Title:

Exhibit A

4.                                       Compensation Upon Death, Disability or Termination.

(a)  If the Executive’s employment is terminated by his death, the Company shall pay the Executive’s legal representative (i) at the time such payments are due, the Executive’s full base salary through the Date of Termination at the rate in effect at the Date of Termination and all other unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination including any reimbursable business expenses and amounts earned under any compensation plan or program (including the Bonus Plan), and (ii)  within ten days following the date of the Executive’s death, a lump sum payment in an amount by which  (A) the total amount received by the beneficiary or estate of the Executive as payment under the basic  insurance  provided by and at the expense of the Company on the Executive’s life is less than  (B) twice the sum of (I) the Executive’s annual base salary in effect as of the Date of Termination and (II) the Executive’s Average Annual Bonus (the term “Average Annual Bonus” shall mean the average of the last three annual bonus amounts awarded to the Executive under the Company’s Management Incentive Compensation Plan, or any successor, alternate or supplemental plan (the “Bonus Plan”) or, if the Executive has not participated in the Bonus Plan for three completed annual award periods, the average of the annual bonus amounts awarded, provided that any award made in respect of an annual award period in which the Executive did not participate for the full period (the “Pro-Rata Award”) shall be annualized for purposes of computing the Average Bonus Amount by multiplying the Pro-Rata Award by a fraction, of which the numerator is 365 and the denominator is the number of days during which the Executive participated in such annual award period).

(b)  During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental illness the Executive shall continue to receive his full base salary at the rate then in effect for such period (offset by any payments to the Executive received pursuant to disability benefit plans maintained by the Company) until his employment is terminated pursuant to Section 3(b) hereof; and, within ten days following such termination, the Company shall pay the Executive all unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination including any reimbursable business expenses and amounts earned under any compensation plan or program (including the Bonus Plan).

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4(g)        Excise Tax.

(1)                                  Modified Gross-Up.  It shall be determined whether this Section 4(g)(1) applies prior to any determination pursuant to Section 4(g)(2) hereof.  This Section 4(g)(1) shall apply if “Total Payments” (as defined in Section 4(g)(1)(i)) are equal to or exceed one-hundred-and-ten percent (110%) of the “Safe Harbor Amount”.  The “Safe Harbor Amount” is the amount to which the Total Payments would hypothetically have to be reduced so that no portion of the Total Payments would be subject to the Excise Tax (as defined in Section 4(g)(1)(i)).

(i)                                     If any of the payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive’s termination of employment in respect of a Change in Control, whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person (all such payments and benefits, excluding the Gross-Up Payment, being hereinafter referred to as the “Total Payments”) will be subject to the excise tax (the “Excise Tax”) imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), the Company shall pay to the Executive an additional amount (the “Gross-Up Payment”) such that the net amount retained by the Executive, after deduction of any Excise Tax on the Total Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Total Payments.

(ii)                                  For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (A) all of the Total Payments shall be treated as “parachute payments” (within the meaning of Section 280G(b)(2) of the Code) unless, in the opinion of tax counsel (“Tax Counsel”) reasonably acceptable to the Executive and selected by the accounting firm which was, immediately prior to the Change in Control, the Company’s independent auditor (the “Auditor”), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of Section 280G(b)(4)(A) of the Code, (B) all “excess parachute payments” within the meaning of Section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4)(B) of the Code) in excess of the base amount (within the meaning of Section 280G(b)(3) of the Code) allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (C) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. If the Auditor is prohibited by applicable law or regulation from performing the duties assigned to it hereunder, then a different auditor, acceptable to both the Company and the Executive, shall be selected. The fees and expenses of Tax Counsel and the Auditor shall be paid by the Company. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive’s residence on the Date of Termination (or if there is no Date of Termination, then the date on which the Gross-Up Payment is calculated for purposes of this Section), net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

(iii)                               In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay to the Company, within five (5) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive, to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive’s taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in Section 1274(b)(2)(B) of the Code.  In the event that the Excise Tax is determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) within five (5) business days following the time that the amount of such excess is finally determined.  The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

(2)                                  Valley.  This Section 4(g)(2) shall apply only if it has been previously determined that Section 4(g)(1) hereof does not apply.  This Section 4(g)(2) shall then apply if the “Total Payments” (as defined in Section 4(g)(2)(i)) would be subject (in whole or part) to the “Excise Tax” (as defined in Section 4(g)(2)(i)) and the Total Payments are less than one-hundred-and-ten percent (110%) of the “Safe Harbor Amount” (as defined in Section 4(g)(1)).

(i)                                     Notwithstanding any other provisions of this Agreement, in the event that any payment, benefit, property or right received or to be received by the Executive in connection with a Change in Control or the Executive’s termination of employment in respect of a Change in Control (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments, benefits, properties and rights being hereinafter referred to as the “Total Payments”) would be subject (in whole or part) to the tax (the “Excise Tax”) imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any successor provision (the “Code”), then the payments and benefits provided under Section 4(d) or 4(e) hereof (“Severance Payments”) which are cash shall first be reduced, and the noncash Severance Payments shall thereafter be reduced, to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax, but only if (A) the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments) is greater than or equal to (B) the net amount of such Total Payment without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of Excise Tax to which the Executive would be subject in respect of such unreduced Total Payments); provided, however, that the Executive may elect (by waiving the receipt or enjoyment of all or any portion of the noncash Severance Payments at such time and in such manner that the Severance Payments so waived shall not constitute a “payment” within the meaning of Section 280G(b) of the Code) to have the noncash Severance Payments reduced (or eliminated) prior to any reduction of the cash Severance Payments.

(ii)                                  For purposes of determining whether and the extent to which the Total Payments will be subject to the Excise Tax (A) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have waived at such time and in such manner as not to constitute a “payment” within the meaning of Section 280G(b) of the Code shall be taken into account, (B) no portion of the Total Payments shall be taken into account which, in the written opinion of tax counsel (“Tax Counsel”) reasonably acceptable to the Executive and selected by the accounting firm (the

“Auditor”) which was, immediately prior to the Change in Control, the Company’s Independent auditor, does not constitute a “parachute payment” within the meaning of Section 280G(b)(4)(A) of the Code) and, in calculating the Excise Tax, no portion of such Total Payments shall be taken into account which, in the written opinion of Tax Counsel, constitutes reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, and (C) the value of any noncash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. If the Auditor is prohibited by applicable law or regulation from performing the duties assigned to it hereunder, then a different auditor, acceptable to both the Company and the Executive, shall be selected.  The fees and expenses of Tax Counsel and the Auditor shall be paid by the Company.

(3)                                  Other Terms.  At the time that payments are made under this Agreement, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations including, without limitation, any opinions, or other advice the Company has received from Tax Counsel, the Auditor or other advisors or consultants (and all such opinions or advice shall be in writing, shall be attached to the statement and shall expressly state that the Executive may rely thereon).  If the Executive objects to the Company’s calculations, the Company shall pay to the Executive such portion of the payments as the Executive determines is necessary to result in the proper application of Section 4(g)(1)(i) or 4(g)(2)(i) above. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceeding concerning the existence or amount of liability for Excise Tax with respect to the Total Payments.

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6.  Non-Competition; Non-Solicitation; Non-Disparagement.

(a)   The Executive acknowledges that, as a senior  management employee, the Executive will be involved, on a high level, in the development, implementation and management of the Company’s global business plans, including those which involve the Company’s finances, research, marketing, planning, operations, and acquisition strategies. By virtue of the Executive’s position and knowledge of the Company, the Executive acknowledges that his employment by a competitor of the Company represents a serious competitive danger to the Company, and that the use of the Executive’s experience and knowledge about the Company’s business, strategies and plans by a competitor can and would constitute a valuable competitive advantage over the Company.  In view of the foregoing, and in consideration of the payments made to the Executive under this Agreement, the Executive covenants and agrees that, if the Executive’s employment is terminated and the Company has fulfilled its obligations under this Agreement, for a period of one year (or three years if the Executive receives payments under clause (B)(x) of Section 4(d)(ii) hereof) after the Date of Termination the Executive will not (A) engage, in any capacity, directly or indirectly, including but not limited as employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than a 5% equity interest in any enterprise) in any business entity engaged in competition with the Business conducted by the Company on the Date of Termination anywhere in the world, or (B) solicit a customer of the Business in violation of clause (A); provided, that the Executive may be employed by a competitor of the Company so long as the Executive’s duties and responsibilities do not relate directly or indirectly to the business segment of the new employer which is actually or potentially competitive with the Business.

(b) The Company (for itself and its officers and directors) and the Executive mutually agree and covenant not to disparage the reputation or character of the other.